CONVERSION AGREEMENT

            CONVERSION  AGREEMENT,  dated as of  October  31,  1996,  between DB
POWER,  INC.,  a  Delaware   corporation   ("DBP"),  and  THE  NEW  WORLD  POWER
CORPORATION, a Delaware corporation ("NWP").

                              W I T N E S S E T H:

            WHEREAS, DBP and NWP have entered into an Joint Venture Agreement ("Joint Venture Agreement") dated as of October 31, 1996, relating to the joint development of specified power projects whereby each of NWP and DBP will have such rights and duties as provided for in the Joint Venture Agreement; and

            WHEREAS, the Joint Venture Agreement provides for the provision by DBP of funding for the Joint Venture in an aggregate amount of up to U.S. two million five hundred thousand dollars (U.S. $2,500,000) (the "Funding Commitment"), which may be satisfied by the contribution of cash, other property or services as provided in the Joint Venture Agreement; and

            WHEREAS, in order to induce DBP to enter into the Joint Venture Agreement, NWP has agreed to grant to DBP an Unit Option (as hereinafter defined), upon the terms and subject to the conditions set forth herein;

            NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and in the Joint Venture Agreement, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

            1. DEFINITIONS.

                        (a) "Affiliate"  shall mean, with respect to any Person,
(i) each Person that, directly or indirectly, owns or controls, whether of record or beneficially, or as a trustee, guardian or other fiduciary, five percent or more of the common stock having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, or
(iii) each of such Person's officers, directors and general partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, DBP shall not be deemed to be an Affiliate of NWP or any of the Affiliates of NWP.

                        (b) "Capital  Expenditures"  shall mean all payments for
any fixed assets or improvements (whether paid in cash or accrued as liabilities, and including in all events all amounts expended or capitalized under capital leases and any expenditures financed by anybody during that period), including, without limitation, computer software and computer software licenses, or for replacements, substitutions or additions thereto, that have a useful life of more than one year and which are required to be capitalized under Generally Accepted Accounting Principles.

                        (c) "DBP Directors" shall mean the individuals, if any, designated by DBP pursuant to this Agreement to be elected to the Board of Directors of NWP.

                        (d) "Indebtedness" shall mean (i) all indebtedness of NWP for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), but not including accounts payable and other obligations to trade creditors and normal operating expenses characterized as liabilities incurred in the ordinary course of business and (ii) all obligations evidenced by notes, bonds, debentures or similar instruments (except where such instruments evidence repayment of amounts referred to in the proviso to the preceding clause).

                        (e) "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code).

                        (f) "Material Adverse Effect" shall mean any material adverse effect on the business, assets, operations, or financial or other condition of NWP or any of its Subsidiaries, taken as a whole.

                        (g) "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                        (h) "Project Equity" shall mean the rights and interests obtained by DBP pursuant to the Joint Venture Agreement by providing funding pursuant to the Funding Commitment, including without limitation, equity interests (e.g. share ownership, partnership interest, and the like) in Project Entities and any rights with respect to Projects which have not been transferred to Project Entities.

                        (i) "Subsidiary" shall mean, with respect to any Person,
(a) any corporation of which an aggregate of 50 percent or more of the outstanding stock (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, and (b) any partnership in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of 50 percent or more.


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

            2. GRANT OF UNIT OPTION. NWP hereby grants to DBP an irrevocable option (the "Unit Option") to purchase up to 5,000,000 Units (as hereinafter defined), at a purchase price of $.50 ("Exercise Rate") per Unit, or a total purchase price of $2,500,000 (the "Purchase Price"). Each Unit shall consist of one (1) share of common stock of NWP, par value $.01 per share (the "Common Stock"), and one (1) Common Stock Purchase Warrant (the "Warrants") having such terms and provisions as contained in the form of Warrant attached hereto as Exhibit A.

            3. TERM OF UNIT OPTION.

            3.1. BASIC TERM. Unless earlier redeemed as provided in Section 3.2, the Unit Option shall be exercisable, in whole or in part, or in part from time to time, at the sole discretion of DBP, during the term commencing upon the date of execution of this Agreement and ending upon the fifth anniversary date of such execution, and shall be void thereafter. While the exercise of the Unit Option during its term is solely at the discretion of DBP, it is recognized that DBP will enter into good faith discussions with NWP regarding complete exercise of the Unit Option as soon as its indebtedness to the Sundial lenders (the "Sundt Indebtedness") is fully retired and the amount outstanding to the Flemings group lenders (the "Flemings Indebtedness") is reduced to less than $2,000,000.

            3.2. REDEMPTION. NWP shall have the right to redeem the Unit Option on fifteen days' written notice at a price of $.01 per Unit, provided that all of the following conditions are satisfied: (x) the most recent audited financial statements and any unaudited quarterly financial statements of NWP since the period covered by the audited financial statements as of the date of the notice of redemption reflect a positive net income, (y) the average of the closing prices of the Common Stock during the ninety days preceding the date of notice equals or exceeds $1.00, and (z) the closing price of the Common Stock on the date of the notice is at least $1.00 For the purpose of this paragraph, the closing prices in the previous sentence shall be equitably adjusted to give effect to stock splits, reclassifications and recapitalizations.

            4. EXERCISE OF UNIT OPTION. If DBP wishes to exercise the Unit Option, it shall do so by giving NWP notice to such effect, specifying the number of Units it wishes to acquire upon exercise and a place and date not earlier than one business day nor later than ten business days from the date such notice is given for the closing of the exercise. If any such closing cannot be consummated on the date specified by DBP in its notice of election to exercise the Unit Option because any condition to the exercise has been satisfied or as a result of any restriction arising under any applicable law or regulation, the date for such closing shall be on such date within five days following the satisfaction of all such conditions and the cessation of all such restrictions as DBP may specify.

            To the extent DBP or NWP has terminated the Joint Venture Agreement in accordance with its terms, then, in such an event, DBP shall only have a right to exercise the Unit Option in exchange for Project Equity, and not for cash.

            5. PAYMENT AND DELIVERY OF UNITS. At any closing hereunder, DBP shall have deemed to make payment to NWP of the aggregate purchase price for the Units to be purchased by delivering an executed agreement evidencing the release and forfeiture of Project Equity in


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
Project Entities received with respect to funding provided pursuant to the Funding Commitment, or if sufficient Project Equity to exercise the Unit Option has not been received to exercise the Unit Option by release of Project Equity in Project Entities, release of the rights to receive such Project Equity with respect to funding provided to the date of exercise as provided in the Joint Venture Agreement. The value of Project Equity for the purpose of this Agreement shall be the amount of funding provided by DBP with respect to the applicable Project less any proceeds received by DBP from the sale of interests in the Project but not any income distribution received with respect to the Project Equity. Provided that DBP is not in breach of the Joint Venture Agreement, DBP may exercise the Unit Option in full, notwithstanding that the Funding Commitment has not be completed in full, by paying the remainder of the Funding Commitment in cash and transferring any remaining interest in the Joint Venture to NWP. Upon payment therefor as described in the preceding sentences, NWP shall deliver to DBP a certificate or certificates representing the Common Stock so purchased by the Units and a warrant certificate representing the Warrants so purchased, with such Common Stock and Warrants registered in the name of DBP or its designee.

            6. TRANSFER OF SECURITIES.

            6.1. NON-TRANSFERABILITY OF UNIT OPTION. Without the prior written consent of NWP, the Unit Option shall not be assigned, transferred, pledged or hypothecated in any way, nor subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Unit Option contrary to the provisions hereof, and the levy of an execution, attachment, or similar process upon the Unit Option, shall be null and void and without effect.

            6.2. COMPLIANCE WITH SECURITIES LAWS; RESTRICTIONS ON TRANSFERS.

            (a) The holder of the Unit Option, by acceptance hereof, acknowledges that the Unit Option and any shares of Common Stock and Warrants acquired upon exercise thereof (the "Securities") are being acquired solely for the holder's own account and not as a nominee for any other party, and for investment (unless such Securities are subject to resale pursuant to an effective prospectus), and that the holder will not offer, sell or otherwise dispose of the Securities except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of the Unit Option, the holder shall, if requested by NWP, confirm in writing, in a form satisfactory to NWP, that the Securities are being acquired solely for the holder's own account and not as a nominee for any other party, for investment (unless such shares are subject to resale pursuant to an effective prospectus), and not with a view toward distribution or resale.

            (b) The Securities may not be offered for sale or sold, or otherwise transferred or sold in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified under applicable state securities laws relating to the offer and sale of securities, or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and NWP shall have received an opinion of counsel satisfactory to


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
NWP that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and such opinion to be satisfactory to NWP.

            (c) All Securities issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws).

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED ON AN OPINION LETTER OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

            (d) DBP recognizes that investing in the Unit Option and the Securities involves a high degree of risk, and that it is in a financial position to hold the Securities indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Securities. DBP is a sophisticated investor and is capable of evaluating the merits and risks of investing in NWP. DBP has had an opportunity to discuss NWP's business, management and financial affairs with NWP's management, has been given full and complete access to information concerning NWP, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and has had the opportunity to inspect NWP's operation. DBP has had the opportunity to ask questions of, and receive answers from the management of NWP (and any person acting on its behalf) concerning the Unit Option and the agreements and transactions contemplated hereby, and to obtain any additional information as DBP may have requested in making its investment decision.

            (e) DBP acknowledges and represents: (i) that it has been afforded the opportunity to review and is familiar with the quarterly, annual and periodic reports of NWP and has based its decision to invest solely on the information contained therein and has not been furnished with any other literature, prospectus or other information except as included in such reports;
(ii) it has no need for liquidity for its investment in the Securities; (v) it maintains its domicile and is not a transient or temporary resident at the address on the books and records of NWP; (iv) it understands that no federal or state agency has approved or disapproved the Securities or made any finding or determination as to the fairness of the Securities for investment; and (v) it recognizes that the Common Stock is presently eligible for trading on the NASDAQ Stock Market, however, that NWP has made no representations, warranties, or assurances as to the future trading value of the Common Stock, whether a public market will continue to exist for the resale of the Common Stock, or whether the Common Stock can be sold at a price reflective of past trading history at any time in the future.


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
            7. NEGATIVE COVENANTS.

            NWP covenants and agrees that, without DBP's prior written consent, which consent shall not be unreasonably withheld, from and after the date on which NWP is no longer subject to the negative covenants in the Sundt Indebtedness and the Flemings Indebtedness and until such time as the Unit Option shall be exercised in full or earlier expires:

            (b) AMENDMENT OF CERTIFICATE OF INCORPORATION; ANTITAKEOVER MEASURES. NWP shall not amend its Certificate of incorporation to dilute DBP's ownership interest or take any action with the purpose or effect of limiting DBP's ability to fully exercise its rights as a stockholder of NWP, including, without limitation, the adoption of a stockholder rights plan.

            (c) ISSUANCE OF COMMON STOCK AND CONVERTIBLE SECURITIES. NWP shall not issue any shares of Common Stock or securities into Common Stock (except for Common Stock to be issued in connection with outstanding options and warrants on the date of this Agreement and reasonable incentive and non-qualified stock options granted pursuant to stock option plans in force on the date hereof) (the "Offered Securities") without first offering DBP the opportunity to buy at least 50% of the Offered Securities as provided herein. NWP shall first notify DBP of its intention to sell and send to DBP a notice of the terms and conditions under which it proposes to sell. NWP shall first offer to sell to DBP the Offered Securities for the price, and on the same terms, as stated in such notice. DBP shall have 30 days after receiving such offer to accept it. If DBP does not agree to purchase the Offered Securities within the 30-day period set forth above, NWP may the Offered Securities on the terms first proposed in the written offer sent to DBP.

            (d) BUSINESS OF NWP. NWP shall not change the nature of its business or acquire or make advances to any Person whose business is not substantially related to alternative energy production.

            (e) INDEBTEDNESS. Except as approved by the Joint Venture or otherwise expressly permitted by this subparagraph (e) or for non-recourse project financing, NWP shall not create, incur, assume or permit to exist any Indebtedness in excess of 50% of its net assets, whether recourse or nonrecourse.

            (f) TRANSACTIONS WITH AFFILIATES. NWP shall not enter into or be a party to any transaction with any Affiliates of NWP except in the ordinary course of and pursuant to the reasonable requirements of NWP's business and upon fair and reasonable terms that are no less favorable to NWP than would be obtained at the time of such transaction in a comparable arm's-length transaction with a Person not an Affiliate of NWP and in any event only if such transaction is effected in accordance with all applicable laws and regulations and is not in an amount in excess of $100,000. NWP shall not make any tax sharing or similar payment to any Affiliate in excess of: (a) its separate state, local and/or foreign income tax liability; plus (b) its pro rata share of the consolidated Federal income tax liability as determined under Treas. Reg. ss.1.1552-1(a)(1); plus (c) its pro rata share of any consolidated, combined or unitary state, local and/or foreign income tax computed similarly as under subparagraph (b).


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

            (g) LIENS. Except as approved by the Joint Venture or in connection with non-recourse project financing, NWP shall not create or permit any Lien on any of its properties or assets which would have a Material Adverse Effect.

            (h) SALES OF ASSETS. NWP shall not sell, transfer, or otherwise dispose of any assets or properties having a book value greater than $100,000; PROVIDED, HOWEVER, that the foregoing shall not prohibit (i) the sale of assets contemplated in the 1996 Business Plan of NWP or in the ordinary course of business, consistent with past practice; (ii) the sale of surplus or obsolete equipment and fixtures; and (iii) transfers resulting from any casualty or condemnation of assets or properties.

            (i) CANCELLATION OF INDEBTEDNESS. NWP shall not cancel any claim or debt owing to it, except for reasonable consideration and in the ordinary course of business, consistent with past practice.

            (j) ERISA. NWP shall not, directly or indirectly, and shall not permit any ERISA Affiliate to directly or indirectly by reason of an amendment or amendments to, or the adoption of, one or more Title IV Plans, permit the present value of all benefit liabilities, as defined in Title IV or ERISA (using the actuarial assumptions utilized by the PBGC upon termination of a plan). to exceed the fair market value of assets allocable to such benefits, all determined as of the most recent valuation date for each such Title IV Plan, by more than $100,000, or to increase such benefit liabilities to the extent security must be provided to any Title IV Plan under Section 401(a)(29) of the Internal Revenue Code. NWP shall not establish or become obligated to any new welfare benefit plan, as defined in Section 3(1) of ERISA, or modify any existing welfare benefit plan, for retirees, which would result in the present value of future liabilities under any such plans to increase by more than $100,000. NWP shall not establish or become obligated to any new unfunded Pension Plan, which would result in the present value of future liabilities under any such plans to increase by more than $100,000.

            8. AFFIRMATIVE COVENANTS OF NWP. NWP shall use its best efforts to maintain the listing of its Common Stock on NASDAQ, including, without limitation, timely filing of all reports to be filed with the Securities and Exchange Commission required by the Securities Exchange Act of 1934.

            9. RESERVATION AND ISSUANCE OF STOCK.

            (a) NWP covenants that during the term that the Unit Option is exercisable, NWP will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Common Stock upon the exercise of the Unit Option, and from time to time will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon the exercise of the Unit Option.

            (b) NWP further covenants that all Common Stock issuable upon the due exercise of the Unit Option will be free and clear from all taxes or liens, charges and security interests created by NWP with respect to the issuance thereof, however, NWP shall not be obligated or liable for the payment of any taxes, liens or charges of DBP incurred in connection


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
with the issuance of the Unit Option or the Securities. NWP agrees that its issuance of the Unit Option shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Securities upon the exercise of the Unit Option. The Common Stock issuable upon the due exercise of the Unit Option, will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable.

            10. COVENANTS REGARDING BOARD REPRESENTATION AND MANAGEMENT.

            (a) NWP covenants and agrees that, effective upon and to the extent of the exercise of the Unit Option, NWP shall cause and take any and all actions necessary to nominate and appoint to the seven (7) member Board of Directors of NWP (which number of directors shall not be increased by NWP) as shall be designated by DBP, as follows:

                EXERCISE OF UNIT OPTION        NUMBER OF DIRECTORS
                -----------------------        -------------------

                      500,000 Units                    One

                    1,250,000 Units                    Two

                    2,500,000 Units                    Three

            If DBP shall own a majority of the outstanding shares of Common Stock of NWP, NWP shall cause a majority of the members of the Board of Directors to be persons nominated by DBP.

            (b) DBP covenants and agrees that with respect to the remaining directors of the Board of NWP (the "Disinterested Directors"), DBP will vote its shares at any annual or special meeting of shareholders (or any consent solicitation) for the Disinterested Directors initially designated by NWP and any person designated by the remaining Disinterested Directors to replace a Disinterested Director in the event that any such Disinterested Director resigns or is unable to serve. Without limiting the foregoing, the parties shall enter into a standstill agreement in the form of Exhibit B hereto.

            (c) At all times during the term of the Unit Option, DBP shall have right to nominate the Chief Executive Officer of NWP, such person to be reasonably satisfactory to NWP. The Chief Executive Officer shall report exclusively to the Board of Directors of NWP and shall serve for a term of one year, subject to removal only for cause. For the purposes of this Agreement, cause shall mean any act or failure to act (or series or combination thereof) by the Chief Executive Officer done with the intent to harm in any material respect the interests of NWP or any Affiliate thereof: the commission by the Chief Executive Officer of a felony; the perpetration by Chief Executive Officer of a dishonest act or common law fraud against NWP or any Affiliate thereof; a grossly negligent act or failure to act (or series or combination thereof) by Chief Executive Officer detrimental in any material respect to the interests of NWP or any


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
Affiliate thereof; or the continued refusal to follow the directives of the Board of Directors which are consistent with the Chief Executive Officer's duties and responsibilities.

            It is the present intention of DBP to select Gerard Prevost as the Chief Executive Officer of NWP as soon as the major asset sales contemplated by the 1996 Business Plan have been completed. NWP acknowledges that Gerard Prevost is acceptable to it. In the interim, Vitold Jordan shall continue as Chief Executive Officer of NWP pursuant to the Management Services Agreement between Dominion Bridge Corporation and NWP.

            It is agreed that the Chief Executive Officer of NWP shall have his salary, bonus and incentive compensation arrangements aligned with the financial performance and results of NWP, rather than that of DBP or its affiliates.

            11. NOTICES.

            (a) Whenever the Exercise Rate or number of Securities issuable upon exercise hereunder shall be adjusted pursuant to Section 12 hereof, NWP shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Rate and number of shares exercisable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the holder of the Unit Option.

            (b) All notices, advices and communications under this Agreement shall be deemed to have been given, (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing, addressed as follows:

                                    If to NWP:

                                    The New World Power Corporation
                                    558 Lime Rock Road
                                    Lime Rock Connecticut  06039
                                    Attn:  Chief Executive Officer

                                    With a Copy to:

                                    Ilan K. Reich, Esquire
                                    Olsham Grundman Frome & Rosenzweig LLP
                                    505 Park Avenue
                                    New York, New York 10022

                                    and to DBP:

                                    500 Rue Notre Dame
                                    Lachine, Quebec
                                    Canada  H8S 2B2

                                    Attn: Chief Executive Officer

                                    With a Copy to:

                                    Joseph P. Galda, Esquire
                                    Buchanan Ingersoll Professional Corporation
                                    Two Logan Square, 12th Floor
                                    18th & Arch Streets
                                    Philadelphia, PA  19103-2771

            Either of NWP or DBP may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Paragraph 11.

            12. AMENDMENTS.

            (a) Any term of this Agreement may be amended with the written consent of the NWP and DBP. Any amendment effected in accordance with this
Section 12 shall be binding upon DBP, each future holder of the Unit Option and NWP.

            (b) No waivers of, or exceptions to, any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

            13. ADJUSTMENTS. The number of Units acquirable hereunder upon exercise hereunder and the Exercise Rate is subject to automatic adjustment from time to time upon the occurrence of certain events, as follows:

            13.1. REORGANIZATION, MERGER OR SALE OF ASSETS. If at any time while the Unit Option, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of NWP with or into another corporation in which NWP is not the surviving entity, or a reverse triangular merger in which NWP is the surviving entity but the shares of NWP's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of substantially all of NWP's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of the Unit Option shall thereafter be entitled to receive upon payment of the Exercise Rate then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of the Unit Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the Unit Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 13. The foregoing provisions of this Section 13.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of the Unit Option. If the per-share consideration payable to DBP hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by NWP's Board of Directors. In all events, appropriate adjustment (as determined in good faith by NWP's Board of Directors) shall be made in the application of the provisions of the Unit Option with respect to the rights and interests of DBP after the transaction, to the end that the provisions of the Unit Option shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of the Unit Option.

            13.2. RECLASSIFICATION. If NWP, at any time while the Unit Option, or any portion thereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under the Unit Option exist into the same or a different number of securities of any other class or classes, the Unit Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under the Unit Option immediately prior to such reclassification or other change and the Exercise Rate therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 13.

            13.3. SPLIT, SUBDIVISION OR COMBINATION OF SECURITIES. If NWP at any time while the Unit Option, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under the Unit Option exist, into a different number of securities of the same class, the Exercise Rate and the number of shares issuable upon exercise of the Unit Option shall be proportionately adjusted.

            13.4. ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while the Unit Option, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under the Unit Option exist at the time shall have received, or, on or after the record date fixed for the determination of eligible Stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of NWP by way of dividend, then and in each case, the Unit Option shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of the Unit Option, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of NWP that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of the Unit Option on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock, other securities or property available by the Unit Option as aforesaid during such period.

            13.5 NON AVOIDANCE. NWP will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by NWP, but will at all times in good faith assist in the carrying out of all the provisions of this Section 13 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of DBP of the Unit Option against impairment.

            14. REGISTRATION RIGHTS. DBP shall be entitled to the registration rights set forth in that certain Registration Rights Agreement of even date herewith by and between NWP and Dominion Bridge.

            15.  SEVERABILITY.   Whenever  possible,   each  provision  of  this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Agreement in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

            16. GOVERNING LAW. The corporate law of the State of Delaware shall govern all issues and questions concerning the relative rights of NWP and its stockholders. All other questions concerning the construction, validity, interpretation and enforceability of this Option Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            17. JURISDICTION. DBP and NWP agree to submit to personal jurisdiction and to waive any objection as to venue in the federal or state courts in the City of Hartford, Connecticut or New York City. Service of process on NWP or DBP in any action arising out of or relating to this Agreement shall be effective if mailed to such party at the address listed in Section 11 hereof.

            18. ARBITRATION. If a dispute arises as to interpretation of this Agreement, it shall be decided finally by three arbitrators in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration. The arbitrators shall be appointed as follows: one by NWP, one by DBP and the third by the said two arbitrators, or, if they cannot agree, then the third arbitrator shall be appointed by the American Arbitration Association. The third arbitrator shall be chairman of the panel and shall be impartial. The arbitration shall take place in Hartford, Connecticut or New York City. The decision of a majority of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. Each party shall pay the fees and expenses of the arbitrator appointed by it, its counsel and its witnesses. The parties shall share equally the fees and expenses of the impartial arbitrator.

            19. CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. The execution, delivery and performance by NWP and DBP of this Agreement: (i) are within each of NWP's and DBP's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of either NWP's or DBP's certificate of incorporation or by-laws; (iv) will not violate in any material respect, any law or regulation, including any and all Federal and state securities laws, or any order or decree of any court or governmental instrumentality; and (v) will not, in any material respect, conflict with or result in the breach or termination of, or constitute a default under any agreement or other material instrument to which NWP is a party or by which NWP is bound.

            20. SUCCESSORS AND ASSIGNS. This Exercise Agreement shall inure to the benefit of and be binding on the respective successors, assigns and legal representatives of DBP and NWP.

            21. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

            22. HEADINGS. The section headings herein are for convenience only and shall not affect the construction hereof.

            23. SURVIVAL. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, except as otherwise provided herein. The termination of the Joint Venture Agreement in accordance with its terms shall not affect the continued validity and status of this Agreement.

            24. TIME OF THE ESSENCE. The parties agree that time shall be of the essence in the performance of obligations hereunder.

            IN WITNESS WHEREOF, NWP and DBP have caused this Exercise Agreement to be executed by each of their respective officers thereunto duly authorized.


Dated:  October 31, 1996

                                             DB POWER, INC.


                                             By: MICHEL L. MARENGERE
                                                 -------------------------------
                                                 Michel L. Marengere
                                                 President

                                             THE NEW WORLD POWER CORPORATION


                                             By: /S/ JOHN D. KUHNS
                                                 -------------------------------
                                                 John D. Kuhns
                                                 Chairman


                                                 /S/ VITOLD JORDAN
                                                 -------------------------------
                                                 Vitold Jordan
                                                 Interim CEO
                                       13